Supplement Dated December 26, 2007
to the Prospectus of each Fund listed below:

BLACKROCK CALIFORNIA MUNICIPAL SERIES TRUST
BlackRock California Insured Municipal Bond Fund
BLACKROCK FUNDAMENTAL GROWTH FUND, INC.
BLACKROCK GLOBAL GROWTH FUND, INC.

Until February 1, 2008, the Prospectus of each fund listed above is supplemented as follows:

Until February 1, 2008, holders of Investor B and Investor B1 shares, as applicable, are eligible for the reinstatement privilege described in the last paragraph of the section entitled “Your Account — Pricing of Shares — Investor A Shares — Initial Sales Charge Option.”

Effective February 1, 2008, holders of Investor B and Investor B1 shares, as applicable, will not be eligible for the reinstatement privilege.

Code# REVB-PRO-0108